UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2011

BSD MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-10783	75-1590407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2188 West 2200 South
Salt Lake City, Utah 84119
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (801) 972-5555

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 3, 2011, BSD Medical Corporation (the “Company”) filed a Current Report on Form 8-K under Item 5.02 reporting that the Board of Directors had appointed Dr. Damian E. Dupuy to serve as a new director of the Company.  At the time of that filing, Dr. Dupuy had not been appointed to any committees of the Board of Directors.  The Company is filing this Form 8-K/A to report that on December 15, 2011, the Board of Directors appointed Dr. Dupuy to serve on the Corporate Governance and Nominating Committee and the Compensation Committee, effective December 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSD MEDICAL CORPORATION
Dated: December 20, 2011	By:	/s/ Dennis P. Gauger
	Name:	Dennis P. Gauger
	Title:	Chief Financial Officer